Pacer BioThreat Strategy ETF
Schedule of Investments
July 31, 2020 (Unaudited)
	Shares	Value
COMMON STOCKS - 99.9%
Administrative and Support and Waste Management and Remediation Services - 0.6%
Teladoc Health, Inc. (a)	96	$22,812
Biotechnology - 8.4%
Emergent BioSolutions, Inc. (a)	78	8,677
Gilead Sciences, Inc.	1,968	136,835
Illumina, Inc. (a)	228	87,133
Regeneron Pharmaceuticals, Inc. (a)	162	102,395
		335,040
Chemicals - 2.1%
Ecolab, Inc.	420	78,573
Stepan Co.	33	3,604
		82,177
Electrical Components & Equipment - 0.1%
Energizer Holdings, Inc.	102	5,113
Electronics - 2.0%
Flir Systems, Inc.	198	8,249
Mettler-Toledo International, Inc. (a)	36	33,660
PerkinElmer, Inc.	165	19,620
Waters Corp. (a)	93	19,823
		81,352
Environmental Control - 0.2%
Stericycle, Inc. (a)	132	7,977
Food - 2.6%
Campbell Soup Co.	453	22,455
Hormel Foods Corp.	780	39,671
Kroger Co.	1,215	42,270
		104,396
Healthcare-Products - 10.3%
Danaher Corp.	1,017	207,265
Thermo Fisher Scientific, Inc.	489	202,421
		409,686
Healthcare-Services - 1.3%
Laboratory Corp. of American Holdings (a)	147	28,359
Quest Diagnostics, Inc.	201	25,541
		53,900
Household Products/Wares - 3.9%
Church & Dwight Co., Inc.	360	34,679
Clorox Co.	183	43,281
Kimberly-Clark Corp.	501	76,172
		154,132
Information - 2.6%
Zoom Video Communications, Inc. - Class A (a)	402	102,072
Internet - 12.9%
Amazon.com, Inc. (a)	87	275,327
Netflix, Inc. (a)	486	237,596
		512,923
Machinery-Diversified - 0.5%
Xylem, Inc.	261	19,048
Manufacturing - 6.2%
Abbott Laboratories	1,863	187,492
Agilent Technologies, Inc.	453	43,637
QIAGEN NV (a)	330	16,319
		247,448
Miscellaneous Manufacturing - 3.2%
3M Co.	861	129,555
Pharmaceuticals - 18.4%
CVS Health Corp.	1,860	117,068
GlaxoSmithKline PLC - ADR	3,459	139,467
Johnson & Johnson	1,110	161,794
Merck & Co., Inc.	1,821	146,117
Sanofi - ADR	3,234	169,623
		734,069
Professional, Scientific, and Technical Services - 1.0%
Moderna, Inc. (a)	465	34,457
Vir Biotechnology, Inc. (a)	129	6,161
		40,618
Retail - 15.1%
Home Depot, Inc.	714	189,560
Lowe's Cos., Inc.	1,143	170,204
Walgreens Boots Alliance, Inc.	1,329	54,104
Walmart, Inc.	1,440	186,336
		600,204
Semiconductors - 7.1%
NVIDIA Corp.	663	281,503
Software - 1.4%
Akamai Technologies, Inc. (a)	240	26,985
Citrix Systems, Inc.	189	26,982
		53,967
TOTAL COMMON STOCKS (Cost $3,770,418)		3,977,992

	Principal Amount
SHORT-TERM INVESTMENTS - 0.1%
Money Market Deposit Accounts, - 0.1%
U.S. Bank Money Market Deposit Account 0.04% (c)	$3,217	3,217
TOTAL SHORT-TERM INVESTMENTS (Cost $3,217)		3,217

Total Investments (Cost $3,773,635) - 100.0%		3,981,209
Other Assets in Excess of Liabilities - 0.0% (b)		617
TOTAL NET ASSETS - 100.0%		$3,981,826

Percentages are stated as a percent of net assets.
ADR	American Depositary Receipt
(a)	Non-income producing security.
(b)	Less than 0.05%
(c)	The rate shown is as of July 31, 2020.

For Fund compliance purposes, the Fund's industry classifications refer to any one or more of the industry sub-classifications used by one or more widely recognized market indexes or ratings group indexes, and/or they may be defined by Fund management. This definition does not apply for all purposes of this report, which may combine sub-classifications for reporting ease.

Summary of Fair Value Disclosure at July 31, 2020 (Unaudited)

The following is a summary of significant accounting policies consistently followed by the Funds in the preparation of the financial statements.  The financial statements have been prepared in conformity with accounting principals generally accepted in the United States of America ("GAAP").  The Funds are investment companies that follow the accounting and reporting guidelines of the Financial Accounting Standards Board  Accounting Standards Codification Topic 946 applicable to investment companies.

Securities listed on a securities exchange, market or automated quotation system for which quotations are readily available, are valued at the last quoted sale price on the primary exchange or market (foreign or domestic) on which they are traded, except for securities listed on Nasdaq Global Market, Nasdaq Global Select Market, and Nasdaq Capital Market Exchange  (collectively "Nasdaq"). If, on a particular day, there is no such reported sale, then the most recent quoted bid price will be used. For securities traded on Nasdaq, the Nasdaq Official Closing Price ("NOCP") will be used. If a Fund holds foreign shares of a security for which there is no reported volume, and there is an actively trading local version of the security, the last quoted sale price of the local security shall be used. Prices denominated in foreign currencies are converted to U.S. dollar equivalents at the current exchange rate.

Investments in other open-end investment companies, including money market funds, are valued at the investment company's net asset value per share, with the exception of exchange-traded open-end investment companies, which are priced as equity securities described above.

Fixed-income securities are normally valued on the basis of quotes obtained from independent pricing services in accordance with procedures adopted by the Board of  Trustees. The independent pricing services may employ methodologies that utilize market transactions (if the security is actively traded), broker-dealer supplied valuations, or matrix pricing. Short-term securities that have maturies of less than 60 days, at the time of purchase, are valued at amortized cost, which, when combined with accrued interest, approximates market value.

Any securities for which there are no readily available market quotations and other assets will be valued at their fair value as determined in good faith by the Fair Value Pricing Committee using the Fair Value Procedures approved by the Board of Trustees.

As described above, the Funds utilize various methods to measure the fair value of their investments on a recurring basis. GAAP establishes a hierarchy that prioritizes inputs to valuations methods. The three levels of inputs are:

Level 1 – Unadjusted quoted prices in active markets for identical assets or liabilities that the Funds have the ability to access.
Level 2 – Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 – Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available; representing the Funds’ own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The availability of observable inputs can vary from security to security and is affected by a wide variety of factors, including, for example, the type of security, whether the security is new and not yet established in the marketplace, the liquidity of markets, and other characteristics particular to the security. To the extent that valuation is based on models or inputs that are less observable or unobservable in the market, the determination of fair value requires more judgment. Accordingly, the degree of judgment exercised in determining fair value is greatest for instruments categorized in Level 3.

The inputs used to measure fair value may fall into different levels of the fair value hierarchy. In such cases, for disclosure purposes, the level in the fair value hierarchy within which the fair value measurement falls in its entirety, is determined based on the lowest level input that is significant to the fair value measurement in its entirety.

The following is a summary of the inputs used to value the Fund's investments as of July 31, 2020:

Description^	Level 1	Level 2	Level 3	Investments Measured at Net Asset Value	Total
Common Stocks	$ 3,977,992	$ -	$ -	$ -	$ 3,977,992
Short-Term Investments	3,217	-	-	-	3,217
Total Investments in Securities	$ 3,981,209	$ -	$ -	$ -	$ 3,981,209
^ See Schedule of Investments for industry breakouts.

For the period ended July 31, 2020, the Fund did not recognize any transfers to or from Level 3.